SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the  Registrant [x]
Filed by a Party other than the Registrant []
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            Fidelity Bankshares, Inc.
               -------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

              Alan Schick, Luse Lehman Gorman Pomerenk & Schick, PC
            --------------------------------------------------------
                   (Name of Person(s) Filling Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:
         .......................................................................
         2) Aggregate number of securities to which transaction applies:
         .......................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         .......................................................................
         4) Proposed maximum aggregate value of transaction:
         .......................................................................
         5)  Total fee paid:
         .......................................................................
[ ]  Fee previously paid:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

                           Fidelity Bankshares, Inc.
                                205 Datura Street
                            West Palm Beach, Florida
                                 (561) 659-9900

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                To Be Held On [ ]

         Notice is hereby given that the Special Meeting of Stockholders, ("Meeting") of Fidelity Bankshares, Inc.
(the "Company"), will be held at the ___________________________, West Palm Beach, Florida, at [ ], local time, on [ ]. As of the date hereof, the Company owns 100% of the common stock of Fidelity Federal Bank and Trust (the "Bank")
and  is  majority-owned  by  Fidelity  Bankshares,   MHC  (the  "Mutual  Holding
Company").

         A Proxy Statement and Proxy Card for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

1. A plan of conversion and reorganization (the "Plan") pursuant to which the Mutual Holding Company will be merged into the Bank and the Company will be succeeded by a new Delaware corporation with the same name which has been established for the purpose of completing the conversion. As part of the conversion, shares of common stock representing the ownership interest in the Company held by the Mutual Holding Company will be offered for sale in a subscription offering. Common stock of the Company currently held by stockholders will be converted into new shares pursuant to an exchange ratio that has been established;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposal at the Meeting on the date specified above, or on any date or dates to which by original or later adjournment the Meeting may be adjourned. Stockholders of record at the close of business on [ ] are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

         EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE MEETING.

                       By Order of the Board of Directors



                                                     [                  ]
                                                     Secretary
West Palm Beach, Florida
[                                  ]

IMPORTANT: A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT
                                       of
                            FIDELITY BANKSHARES, INC.
                                205 Datura Street
                         West Palm Beach, Florida 33401
                                 (561) 659-9900

                         SPECIAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------
                                   [      ]
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Fidelity Bankshares, Inc. (the "Company"), to be used at the Special Meeting of Stockholders of the Company (the "Meeting"), which will be held at the ___________________________________,
West Palm Beach, Florida, on [ ] at [ ], local time, and all adjournments thereof. The accompanying Notice of Special Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about [ ].

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------
         Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Please sign and return your Proxy to the Company in order for your vote to be counted. Where no instructions are indicated, proxies will be voted "FOR" the proposal set forth in this Proxy Statement for consideration at the Meeting.

         Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, [ ], at the address of the shown above, or by filing a duly executed proxy bearing a later date. The presence at the Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

--------------------------------------------------------------------------------
                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Holders of record of the Company common stock at the close of business on [ ] (the "Voting Record Date") are entitled to one vote for each share held. As of the Voting Record Date, there were [ ] shares of common stock issued and outstanding, [ ] of which were held by Fidelity Bankshares, MHC (the "Mutual Holding Company"), and [ ] of which were held by stockholders other than the Mutual Holding Company ("Minority Stockholders"). The presence in person or by proxy of at least a majority of the issued and outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Meeting.

         Pursuant to Office of Thrift Supervision ("OTS") regulations and the plan of conversion and reorganization (the "Plan"), completion of the Conversion (as defined herein) is conditioned upon the approval of the Plan by the OTS and by a majority of the total votes eligible to be cast by members of the Mutual Holding Company. In addition, the transactions incident to the Conversion and the Plan must be approved by at least two-thirds of the outstanding shares of Common stock, and a majority of votes cast by stockholders other than the Mutual Holding Company at the Meeting. With respect to the required affirmative vote of at least two-thirds of the outstanding shares of common stock, abstentions and broker non-votes will have the effect of a vote against the Plan. With respect to the required affirmative vote by a majority of votes cast by stockholders other than the Mutual Holding Company, abstentions and broker non-votes will be considered as shares not voted.

         As of     [     ], the Mutual Holding Company held [     ] shares or
[     ]% of the outstanding shares of common stock, and management believes that all such shares will be voted to approve the Plan.

--------------------------------------------------------------------------------
       PROPOSAL I--APPROVAL OF THE PLAN OF CONVERSION AND REORGANIZATION
--------------------------------------------------------------------------------

         In addition to this Proxy Statement, you have received as part of this mailing a Prospectus that describes the Conversion. Information regarding the Conversion and management is incorporated by reference into the Proxy Statement. Therefore, you should carefully read the Prospectus prior to voting on the proposal to be presented at the Meeting.

                        DISSENTERS' AND APPRAISAL RIGHTS

         Under OTS regulations, Minority Stockholders will not have dissenters' rights or appraisal rights in connection with the exchange of their common stock for shares of common stock of Fidelity Bankshares, Inc. pursuant to an exchange ratio.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than the matters described in the Proxy Statement and Prospectus. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The Plan sets forth the terms, conditions, and provisions of the proposed Conversion. The Certificate of Incorporation and Bylaws of the Company are exhibits to the Plan. The Order Form is the means by which an order for the subscription and purchase of shares is placed. If you would like to receive an additional copy of the Prospectus, or a copy of the Plan and the Certificate of Incorporation and Bylaws of the Company, you must request such materials in writing, addressed to the Company's Secretary at the address given above. Such requests must be received by the Company no later than [ ]. Requesting such materials does not obligate you to purchase shares. If the Company does not receive your request by such date, you will not be entitled to have such materials mailed to you.

         To the extent necessary to permit approval of the Plan, proxies may be solicited by officers, directors, or regular employees of the Company and/or the Bank, in person, by telephone, or through other forms of communication and, if necessary, the Meeting may be adjourned to a later date. Such persons will be reimbursed by the Company and/or the Bank for their reasonable out-of-pocket expenses, including, but not limited to, de minimis telephone and postage expenses incurred in connection with such solicitation. The Company and/or the Bank have not retained a proxy solicitation firm to provide advisory services in connection with the solicitation of proxies, although Ryan, Beck & Co., Inc. ("Ryan, Beck"), the broker-dealers retained to assist in the marketing of the Company's common stock, have also agreed to assist in the proxy solicitations. Ryan, Beck will receive compensation for their services as described herein in "The Conversion--Plan of Distribution; Selling Agent Commissions" in the Prospectus.

YOUR VOTE IS IMPORTANT! THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PLAN. THIS PROXY STATEMENT IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SUBSCRIPTION SHARES. THE OFFER WILL BE MADE ONLY BY THE PROSPECTUS.

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                                  MISCELLANEOUS
--------------------------------------------------------------------------------

        The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Meeting, as to which they shall act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers, and regular employees of the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

                       BY ORDER OF THE BOARD OF DIRECTORS



                                                     [                     ]
                                                     Secretary
West Palm Beach, Florida
[                                           ]

                                 REVOCABLE PROXY

                            FIDELITY BANKSHARES, INC.
                         SPECIAL MEETING OF STOCKHOLDERS
                                     [     ]

         The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of Fidelity Bankshares, Inc. (the "Company") which the undersigned is entitled to vote at a Special Meeting of Stockholders ("Meeting") to be held at the _______________________________________, West Palm
Beach, Florida, at [ ], local time, on [ ]. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                      FOR             AGAINST           ABSTAIN

 1. A plan of conversion and reorganization (the "Plan") pursuant to which the Mutual Holding Company will be merged into the Bank and the Company will be succeeded by a new Delaware corporation with the same name which has been established for the purpose of completing the conversion. As part of the conversion, shares of common stock representing the ownership interest in the Company held by the Mutual Holding Company will be offered for sale in a subscription offering. Common stock of the Company currently held by stockholders will be converted into new shares pursuant to an exchange ratio that has been established.


The Board of Directors recommends a vote "FOR" the listed proposal.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


         Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Special Meeting of Stockholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Meeting.



Dated: _________________, 2001         Check Box if You Plan to Attend Meeting


-------------------------------         -----------------------------------
PRINT NAME OF STOCKHOLDER               PRINT NAME OF STOCKHOLDER


-------------------------------         -----------------------------------
SIGNATURE OF STOCKHOLDER                SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.



           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.






F:\clients\1024\2ndstep\proxyCompany3.doc